                                                             Exhibit 10.15


                     AMENDMENT NO. 3 TO OPTION AGREEMENT II

* Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    AMENDMENT

This Amendment No. 3 to Option Agreement II (the "Amendment No. 3") is effective as of June 16, 2000 (the "Effective Date") by and between Adaptec Manufacturing
(S) Pte. Ltd., a company organized under the laws of Singapore, with its current registered address at 6 Battery Road, 532-00, Singapore 049909 ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the Republic of China, with its registered address at No. 121 Park Avenue 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, Republic of China ("TSMC"), for the purpose of amending the Option Agreement II entered into by Customer and TSMC on October 23, 1995 (the "Option Agreement II") as follows:

1.       Replace Section 7(a) with the followings:

         "The term of this Agreement shall commence from the Effective Date, and continue until December 31, 2004."

2.       Add the followings at Section 20:

         "Section 20       Non-Publicity

         (a) No publicity or information regarding the existence or contents of this Agreement shall be given or released by either party in any case, other than as required by law. In the event that any applicable law or regulation requires the disclosure of this Agreement, the disclosing party must provide details of the disclosure request prior to submission of such information to the requesting authority.

         (b) The exchange of information by either party for the purposes of review of the contents prior to disclosure as described in the foregoing Section 20(a) will be handled directly by the TSMC and Customer representatives responsible for official company communications and public relations:

         For TSMC

         Name:                      Ronald C. Norris
         Title:                     Senior Vice President, Worldwide Marketing
                                    and Sales
         Address:                   No. 121, Park Avenue 3, Science-Based
                                    Industrial Park, Hsin-Chu,
                                    Taiwan, Republic of China
         Telephone No:              011-886-3-578-0221
         Fax No:                    011-886-3-578-1545

                                    Cc to:

         Name:                      David Keller
         Title:                     Senior Director, Account Management, TSMC NA
         Address:                   1740 Technology Drive, Suite 660, San Jose,
                                    CA 95110, USA
         Telephone No:              408-487-4139
         Fax No:                    408-441-7713

         For Customer


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

         Name:                      Dolores Marciel
         Title:                     Vice President of Worldwide Material
         Address:                   691 South Milpitas Boulevard, Milpitas,
                                    CA 95035, USA
         Telephone No:              408-945-8600
         Fax No:                    408-957-8227

         (c) In the event that either party breaches Section 20(a) of this Agreement, the non-breaching party may terminate this Agreement immediately with a 180 days written notice to the breaching party pursuant to Section 7(c) of this Agreement."

3.       Replace Exhibits B and D with the new Exhibits B and D attached hereto.

4. Customer agrees to pay to TSMC in cash the entire Option Fee for the year 2003 and 2004, total in the amount of US$20,000,000 as set forth in the new Exhibit D, by June 16, 2000.

5. All the other terms and conditions of the Option Agreement II shall remain unchanged to the extent not in conflict with the terms and conditions in this Amendment No. 3.


Taiwan Semiconductor                        Adaptec Manufacturing (S) Pte. Ltd.
Manufacturing Co., Ltd.




/s/ Ronald C. Norris                        /s/ Kok Yong Lim
------------------------------------        ------------------------------------
Name:    Ronald C. Norris                   Name:    Kok Yong Lim
Title:   Senior Vice President              Title:   Vice President
         Worldwide Marketing & Sales                 Manufacturing

                                    Exhibit B
                        CUSTOMER/TSMC COMMITTED CAPACITY


                           Unit: K 6" Wafer Equivalent

                                                     2000       2001       2002       2003       2004
                                                     ----       ----       ----       ----       ----

Base Capacity                                        [*]        [*]        [*]        [*]        [*]
(For Options)

X% of Base                                           [*]        [*]        [*]        [*]        [*]
Capacity

Option                                               [*]        [*]        [*]        [*]        [*]

TSMC Committed Capacity                              [*]        [*]        [*]        [*]        [*]
(Base Capacity + Option Capacity)

Customer Committed Capacity                          [*]        [*]        [*]        [*]        [*]
(X% Base Capacity + Option Capacity)


Option Capacity [*] wafers times [*] per wafer = US $33.6 Million for years 1999
- 2002
Option Capacity [*] wafers times [*] per wafer = US $20 Million for years 2003 and 2004

[*] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    Exhibit D
                                   OPTION FEE

Year          Option Capacity                    Option Fee                     Due Date
              (Unit: Wafer Equivalent)           (Unit: US$)
----------------------------------------------------------------------------------------------
2000          [*]                                $8.4M                          Paid

2001          [*]                                $8.4M                          Paid

2002          [*]                                $8.4M                          Paid

2003          [*]                                $10M                           June 16, 2000

2004          [*]                                $10M                           June 16, 2000


[*] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.